Exhibit 99.1
FOR IMMEDIATE RELEASE

MaxLinear, Inc. Announces Fourth Quarter 2017 Financial Results

Fourth Quarter 2017 GAAP Net Revenue of $113.7 million,
GAAP Diluted Loss per Share of $0.29,
and Non-GAAP Diluted Earnings per Share of $0.38
Carlsbad, Calif. – February 13, 2018 – MaxLinear, Inc. (NYSE: MXL), a leading provider of radio-frequency, mixed-signal and high-performance analog integrated circuits for the connected home, wired and wireless infrastructure, and industrial and multi-market applications, today announced financial results for the fourth quarter ended December 31, 2017.
Management Commentary
“We are pleased to announce the financial results of fourth quarter 2017, which brings to close a very eventful 2017. In the fourth quarter, we delivered GAAP net revenue of $113.7 million and generated $21.7 million of net cash flow from operating activities. These strong cash flows enabled a further $20.0 million in debt repayment in the quarter. As a result, our 2017 total debt repayment stands at $70.0 million since the closing of the Exar acquisition in May 2017, which is consistent with our stated objective of using net cash generation to aggressively deleverage. Our ability to find efficiencies in our combined operations has enabled MaxLinear to maintain its aggressive pace of new technology platform innovations that will yield benefits to MaxLinear shareholders well into the future.
“In 2017, we recorded another year of record revenue with total GAAP net revenue of $420.3 million, or 8% sequential growth, in the face of legacy Entropic product declines in analog channel-stacking solutions and video SoCs, and persistent China macro optical fiber headwinds. We were able to weather these challenges due to revenue strength in our broadband franchise, revenue contributions from our Exar acquisition and the acquisition of Marvell’s G.hn business, as well as contributions from our expanding portfolio of network infrastructure solutions.
“Most excitingly, 2017 was undoubtedly the most significant year for the company from an engineering execution and market expansion perspective. In 2017, we started mass production of the industry’s first 28nm CMOS RF transceiver spanning the 5-45Ghz frequency for the wireless backhaul market. We also completed the tape-out of the industry’s first 400Gbps PAM-4 SerDes device for the hyperscale data-center market. For the cable infrastructure market, we completed the tape-out of the industry's first Full-Duplex (FDX) DOCSIS cable fiber node infrastructure remote PHY system-on-chip device. We also successfully integrated two strategic technology platform acquisitions in the form of Exar Corporation and Marvell's G.hn home networking business. We are very excited by our expanding technology footprint, which addresses some of the most complex analog and mixed-signal communications platforms in the industry. As a result, we continue to expand our existing TAM and solidify our position as one of the industry’s leading providers of CMOS mixed-signal ICs,” commented Kishore Seendripu, Ph.D., Chairman and CEO.

Fourth Quarter 2017 Business Highlights

•
Demonstrated industry-first 400Gbps pulse-amplitude-modulation digital signal processing systems-on-a-chip solutions with integrated laser drivers to address the high-speed optical interconnect needs of mega-scale cloud data centers and network enterprises.

•	G.hn Wave-2 networking chipset selected by Comtrend for new carrier-grade Wi-Fi connectivity extender solution in the North American service provider market.

•	Demonstrated NetAerial cord cutter ATSC TV distribution system, which incorporates MaxLinear's ATSC TV tuners and G.hn chipsets, to stream live TV to connected smart devices with Geniatech.

•
Announced plans to introduce G.hn connectivity solutions for the automotive, industrial, security and utility markets for use in vehicles, industrial products, security cameras, smart meters and other smart grid applications.

•
Announced collaboration with Airgain Inc. to demonstrate more than 2 Gbps data transfer through low-emissivity glass windows for 5G fixed wireless access with MaxLinear's AirPHY™ wireless modem technology and Airgain's broadband, near-field antenna module.

•	Commenced shipments of digital satellite low-noise block downconverters and channel stacking ICs to Telefónica with ProBrand International for two South American countries.

Fourth Quarter Financial Highlights
GAAP basis:
The fourth quarter 2017 results continue to be influenced by the acquisitions and related purchase price accounting impacts of Marvell’s G.hn business in April 2017 and Exar in May 2017, and interest on the term loan related to the Exar transaction.

•	Net revenue was $113.7 million, flat sequentially, and up 31% year-on-year.

•	GAAP gross margin was 45.8%, compared to 45.6% in the prior quarter, and 57.8% in the year-ago quarter.

•	GAAP operating expenses were $57.8 million in the fourth quarter 2017, or 51% of net revenue, compared to $62.5 million in the prior quarter, and $42.1 million in the year-ago quarter.

•	GAAP loss from operations was 5% of revenue, compared to loss from operations of 9% in the prior quarter, and income from operations of 10% in the year-ago quarter.

•
Net cash flow provided by operating activities of $21.7 million, compared to cash flow provided by operations of $37.7 million in the prior quarter and cash flow provided by operating activities of $27.6 million in the year-ago quarter.

•	GAAP pre-tax losses were 9% of revenue, compared to pre-tax losses that were 14% of revenue in the prior quarter, and pre-tax income that was 10% of revenue in the year-ago quarter.

•
GAAP income tax provision was 85% of pre-tax loss, including approximately $16.5 million of income tax expense for the recently enacted Tax Cuts and Jobs Act, or Tax Act, primarily associated with reducing the federal tax rate on certain deferred tax assets from 35% to 21%, compared to an income tax benefit of 41% of pre-tax loss in the prior quarter, and income tax provision of 3% of pre-tax income in the year-ago quarter. Excluding the effects of the Tax Act, we would have recorded a tax benefit of approximately 72% of the pre-tax loss for the quarter.

•	GAAP net loss was $19.4 million, compared to net loss of $9.2 million in the prior quarter, and net income of $8.3 million in the year-ago quarter.

•	GAAP diluted loss per share was $0.29, compared to loss per share of $0.14 in the prior quarter, and earnings per share of $0.12 in the year-ago quarter.
Non-GAAP basis:

•
Non-GAAP gross margin was 62.0%. This compares to 62.5% in the prior quarter (62.1% when calculated to adjust for the prior quarter's $0.8 million of deferred revenue eliminated under Exar acquisition purchase accounting), and 63.9% in the year-ago quarter.

•	Non-GAAP operating expenses were $38.3 million, or 34% of revenue, compared to $37.9 million or 33% of revenue in the prior quarter, and $30.1 million and 35% of revenue in the year-ago quarter.

•	Non-GAAP income from operations was 28% of revenue, compared to 29% in the prior quarter, and 29% in the year-ago quarter.

•	Non-GAAP pre-tax margin was 24% of revenue, compared to 25% in the prior quarter, and 30% in the year-ago quarter.

•
Non-GAAP effective tax rate was 4% of non-GAAP pre-tax income, compared to 4% in the prior quarter, and 1% in the year-ago quarter. Current quarter non-GAAP effective tax rate is based on year-to-date effective tax rate of 7% of non-GAAP pre-tax income. Effects of the Tax Act were excluded from Non-GAAP effective tax rate.

•	Non-GAAP net income was $26.3 million, compared to $27.1 million in the prior quarter, and $25.7 million in the year-ago quarter.

•	Non-GAAP diluted earnings per share was $0.38, compared to diluted earnings per share of $0.39 in the prior quarter, and diluted earnings per share of $0.38 in the year-ago quarter.

First Quarter 2018 Business Outlook
The company expects revenue in the first quarter 2018 to be in the range of $110 million to $114 million, and also estimates the following:

•	GAAP and non-GAAP gross margin of approximately 55% and 63%, respectively.

•	GAAP and non-GAAP operating expenses of approximately $57.5 million and $39.5 million, respectively.

•	GAAP and non-GAAP interest and other expenses of approximately $4.2 million.

•	GAAP tax expense of approximately $0.5 million and non-GAAP cash tax rate of approximately 7%.

Webcast and Conference Call
MaxLinear will host its fourth quarter financial results conference call today, February 13, 2018 at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time). To access this call, dial US toll free: 1-877-407-3109 / International: 1-201-493-6798. A live webcast of the conference call will be accessible from the investor relations section of the MaxLinear website at http://investors.maxlinear.com, and will be archived and available after the call at http://investors.maxlinear.com until February 27, 2018. A replay of the conference call will also be available until February 27, 2018 by dialing US toll free: 1-877-660-6853 / International: 1-201-612-7415 and Conference ID#: 13653123.

Cautionary Note Concerning Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, among others, statements concerning our future financial performance (including our current guidance for first quarter 2018 revenue, gross margins, operating expenses, interest expenses, and tax rates). These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to be materially different from any future results expressed or implied by the forward-looking statements. Forward-looking statements are based on management’s current, preliminary expectations and are subject to various risks and uncertainties. In particular, our future operating results are substantially dependent on our assumptions about market trends and conditions and our expectations with respect to recently completed acquisitions. With respect to recently completed acquisitions, Exar’s target markets and business operations differ substantially from those of MaxLinear, and we may be unable to realize anticipated strategic, financial, and operating synergies to the same relative extent as we were able to achieve in other recent acquisitions. In addition, our decisions with respect to all our acquisitions were based on management’s current expectations with respect to the size of the available markets and growth opportunities presented by these acquisitions, all of which are subject to material risks and uncertainties. In connection with the acquisition of Exar, we incurred substantial acquisition-related indebtedness, which materially changed our financial profile and presents specific risks relating to our ability to service interest and principal payments and limitations on our operating flexibility based on operating covenants in the applicable term loan agreements, including (without limitation) debt covenant restrictions that limit our ability to obtain additional financing, issue guarantees, create liens, make certain restricted payments or repay certain obligations or to pursue future acquisitions. Additional risks and uncertainties arising from our operations generally and our recently completed acquisitions include intense competition in our industry; our dependence on a limited number of customers for a substantial portion of our revenues; uncertainties concerning how end user markets for our products will develop; potential uncertainties arising from continued consolidation among cable television and satellite operators in our target markets and continued consolidation among competitors within the semiconductor industry generally; our ability to develop and introduce new and enhanced products on a timely basis and achieve market acceptance of those products, particularly as we seek to expand outside of our historic markets; potential decreases in average selling prices for our products; risks relating to intellectual property protection and the prevalence of intellectual property litigation in our industry; indemnification obligations of Exar arising from a recent divestiture; the impact on our financial condition of the incurred acquisition indebtedness and cash usage arising from the Exar transaction; our reliance on a limited number of third party manufacturers; and our lack of long-term supply contracts and dependence on limited sources of supply. Our forward-looking GAAP income tax rate includes preliminary assumptions regarding the Tax Act, whereas our forward-looking non-GAAP income tax rate excludes impacts of the Tax Act. The final impact of the Tax Act on our income taxes may differ from our estimates, possibly materially, due to, among other things, changes in interpretations and assumptions made, additional guidance that may be issued, and actions taken by MaxLinear as a result of the Tax Act. In addition to these risks and uncertainties, investors should review the risks and uncertainties contained in our filings with the Securities and Exchange Commission (SEC), including our Quarterly Report on Form 10-Q for the quarter ended September 30, 2017 and our Current Reports on Form 8-K, as well as the information to be set forth under the caption “Risk Factors” in MaxLinear’s Annual Report on Form 10-K for the year ended December 31, 2017, which we expect to file in the next week. All forward-looking statements are based on the estimates, projections and assumptions of management as of February 13, 2018, and MaxLinear is under no obligation (and expressly disclaims any such obligation) to update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.
Use of Non-GAAP Financial Measures
To supplement our unaudited consolidated financial statements presented on a basis consistent with GAAP, we disclose certain non-GAAP financial measures, including non-GAAP gross margin, operating expenses, operating expenses as a percentage of revenue, income from operations as percentage of revenue, pre-tax margins, effective tax rate, net income and diluted earnings per share. These supplemental measures include the gross margin impact of Exar's deferred profit eliminated in purchase price accounting and exclude the effects of (i) stock-based compensation expense; (ii) an accrual related to our performance based bonus plan for 2017, which we currently intend to settle in shares of our common stock; (iii) accruals related to our performance based bonus plan for 2016, which we settled in shares of our class A common stock in 2016 and 2017; (iv) amortization of purchased intangible assets and inventory step up; (v) depreciation of fixed assets step-up; (vi) restricted merger proceeds and contingent consideration and incentive award; (vii) acquisition and integration costs related to our recently completed acquisitions; (viii) professional fees and settlement costs related to our previously disclosed IP and commercial litigation matters; (ix) IPR&D impairment losses; (x) severance and other restructuring charges; and (xi) non-cash income tax benefits and expenses and effects of the Tax Act. These non-GAAP measures are not in accordance with and do not serve as an alternative for GAAP. We believe that these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our GAAP results of operations. These non-GAAP measures should only be viewed in conjunction with corresponding GAAP measures. We compensate for the limitations of non-GAAP financial measures by relying upon GAAP results to gain a complete picture of our performance.
We believe that non-GAAP financial measures can provide useful information to both management and investors by excluding certain non-cash and other one-time expenses that are not indicative of our core operating results. Among other uses, our management uses non-GAAP measures to compare our performance relative to forecasts and strategic plans and to benchmark our performance externally against competitors. In addition, management’s incentive compensation will be determined in part using these non-GAAP measures because we believe non-GAAP measures better reflect our core operating performance.
The following are explanations of each type of adjustment that we incorporate into non-GAAP financial measures:
Stock-based compensation expense relates to equity incentive awards granted to our employees, directors, and consultants. Our equity incentive plans are important components of our employee incentive compensation arrangements and are reflected as expenses in our GAAP results. Stock-based compensation expense has been and will continue to be a significant recurring expense for MaxLinear.
Bonuses under our executive and non-executive bonus programs have been excluded from our non-GAAP net income for all periods reported. Bonus payments for the first and second half of the 2016 performance periods were settled through the issuance of shares of Class A common stock under our equity incentive plans in August 2016 and February 2017, respectively. We currently expect that bonus awards under our fiscal 2017 program will be settled in common stock in the first quarter of fiscal 2018. While we include the dilutive impact of equity awards in weighted average shares outstanding, the expense associated with stock-based awards reflects a non-cash charge that we exclude from non-GAAP net income.
Expenses incurred in relation to acquisitions include amortization of purchased intangible assets and step-up of inventory to fair value, depreciation of step-up of property and equipment to fair value, acquisition and integration costs primarily consisting of professional and consulting fees, incentive awards, and restricted merger proceeds which represent the change in fair value of contingent consideration related to a 2014 acquisition and one-time impact on gross margin from elimination of Exar's deferred profit in purchase price accounting.

IPR&D impairment losses relate to our abandonment of IPR&D technology assets.
Restructuring charges incurred are related to our restructuring plans which address issues primarily relating to the integration of the Company and acquired businesses or internal operations and primarily include severance and restructuring costs related to exiting certain facilities.
Expenses incurred in relation to our intellectual property and commercial litigation include professional fees incurred.
Income tax benefits and expense adjustments are those that do not affect cash income taxes payable. Effects of the Tax Act were excluded from Non-GAAP effective tax rate.
Reconciliations of non-GAAP measures for the historic periods disclosed in this press release appear below. Because of the inherent uncertainty associated with our ability to project future charges, particularly related to stock-based compensation and its related tax effects as well as potential impairments, we have not provided a reconciliation for non-GAAP guidance provided for the first quarter 2018.
About MaxLinear, Inc.

MaxLinear, Inc. (NYSE:MXL) is a leading provider of radio frequency (RF) and mixed-signal and high-performance analog integrated circuits for the connected home, wired and wireless infrastructure, and industrial and multi-market applications. MaxLinear is headquartered in Carlsbad, California. For more information, please visit www.maxlinear.com.
MXL is MaxLinear’s registered trademark. Other trademarks appearing herein are the property of their respective owners.
MaxLinear, Inc. Investor Relations Contact:
Gideon Massey
Investor Relations Specialist
Tel: 949-333-0056
gmassey@maxlinear.com

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended
	December 31, 2017	September 30, 2017	December 31, 2016
Net revenue	$113,721	$113,581	$87,136
Cost of net revenue	61,628	61,739	36,733
Gross profit	52,093	51,842	50,403
Operating expenses:
Research and development	30,116	29,270	24,035
Selling, general and administrative	26,843	29,037	16,720
IPR&D impairment losses	—	2,000	—
Restructuring charges	800	2,178	1,326
Total operating expenses	57,759	62,485	42,081
Income (loss) from operations	(5,666)	(10,643)	8,322
Interest income	14	1	146
Interest expense	(4,044)	(4,133)	(7)
Other income (expense), net	(793)	(668)	130
Total interest and other income (expense), net	(4,823)	(4,800)	269
Income (loss) before income taxes	(10,489)	(15,443)	8,591
Income tax provision (benefit)	8,959	(6,276)	243
Net income (loss)	$(19,448)	$(9,167)	$8,348
Net income (loss) per share:
Basic	$(0.29)	$(0.14)	$0.13
Diluted	$(0.29)	$(0.14)	$0.12
Shares used to compute net income (loss) per share:
Basic	67,147	66,712	64,752
Diluted	67,147	66,712	68,421

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Years Ended
	December 31, 2017	December 31, 2016
Net revenue	$420,318	$387,832
Cost of net revenue	212,355	157,842
Gross profit	207,963	229,990
Operating expenses:
Research and development	112,279	97,745
Selling, general and administrative	105,831	64,454
IPR&D impairment losses	2,000	1,300
Restructuring charges	9,524	3,432
Total operating expenses	229,634	166,931
Income (loss) from operations	(21,671)	63,059
Interest income	274	572
Interest expense	(10,378)	(104)
Other income (expense), net	(2,223)	163
Total interest and other income (expense), net	(12,327)	631
Income (loss) before income taxes	(33,998)	63,690
Income tax provision (benefit)	(24,811)	2,398
Net income (loss)	$(9,187)	$61,292
Net income (loss) per share:
Basic	$(0.14)	$0.96
Diluted	$(0.14)	$0.91
Shares used to compute net income (loss) per share:
Basic	66,252	63,781
Diluted	66,252	67,653

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended
	December 31, 2017	September 30, 2017	December 31, 2016
Operating Activities
Net income (loss)	$(19,448)	$(9,167)	$8,348
Adjustments to reconcile net income (loss) to cash provided by operating activities:
Amortization and depreciation	20,236	21,342	7,960
Impairment of IPR&D assets	—	2,000	—
Provision for losses on accounts receivable	—	46	—
Amortization of investment premiums, net	—	—	74
Amortization of inventory step-up	9,715	10,207	2,652
Amortization of debt issuance costs	287	301	—
Stock-based compensation	7,770	7,796	5,290
Deferred income taxes	16,650	(1,163)	(114)
(Gain) loss on disposal of property and equipment	(33)	286	318
(Gain) loss on foreign currency	738	733	(282)
Excess tax benefits on stock-based awards	(1,961)	(841)	(2,249)
Change in fair value of contingent consideration	—	—	11
Impairment of leases	—	—	388
Changes in operating assets and liabilities:
Accounts receivable	9,492	7,063	(815)
Inventory	543	5,060	2,882
Prepaid expenses and other assets	(424)	2,374	767
Accounts payable, accrued expenses and other current liabilities	(2,494)	(17,453)	752
Accrued compensation	1,351	1,498	2,252
Deferred revenue and deferred profit	(12,862)	3,907	697
Accrued price protection liability	(6,658)	3,606	(1,936)
Other long-term liabilities	(1,159)	144	608
Net cash provided by operating activities	21,743	37,739	27,603
Investing Activities
Purchases of property and equipment	(3,070)	(2,500)	(1,684)
Proceeds from sale of property and equipment	30	—	—
Purchases of intangible assets	—	(53)	—
Purchases of available-for-sale securities	—	—	(10,044)
Maturities of available-for-sale securities	—	—	10,185
Net cash used in investing activities	(3,040)	(2,553)	(1,543)
Financing Activities
Net proceeds from issuance of common stock	2,960	1,074	2,199
Minimum tax withholding paid on behalf of employees for restricted stock units	(1,718)	(1,426)	(1,132)
Repayment of debt	(20,000)	(50,000)	—
Net cash provided by (used in) financing activities	(18,758)	(50,352)	1,067
Effect of exchange rate changes on cash and cash equivalents	371	(829)	(307)
Increase (decrease) in cash, cash equivalents and restricted cash	316	(15,995)	26,820
Cash, cash equivalents and restricted cash at beginning of period	74,096	90,091	56,076
Cash, cash equivalents and restricted cash at end of period	$74,412	$74,096	$82,896

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Years Ended
	December 31, 2017	December 31, 2016
Operating Activities
Net income (loss)	$(9,187)	$61,292
Adjustments to reconcile net income (loss) to cash provided by operating activities:
Amortization and depreciation	66,738	26,703
Impairment of IPR&D assets	2,000	1,300
Provision for losses on accounts receivable	133	87
Amortization (accretion) of investment premiums (discount), net	(60)	169
Amortization of inventory step-up	25,557	5,641
Amortization of debt issuance costs	763	—
Stock-based compensation	32,668	21,765
Deferred income taxes	(31,767)	101
Loss on disposal of property and equipment	168	366
(Gain) loss on sale of available-for-sale securities	38	(50)
(Gain) loss on foreign currency	2,153	(216)
Excess tax benefits on stock-based awards	(8,559)	(8,291)
Change in fair value of contingent consideration	—	220
Impairment of leases	—	388
Changes in operating assets and liabilities:
Accounts receivable	(4,377)	(8,175)
Inventory	(1,788)	9,846
Prepaid expenses and other assets	1,272	402
Accounts payable, accrued expenses and other current liabilities	(1,918)	3,249
Accrued compensation	1,567	5,609
Deferred revenue and deferred profit	(1,629)	1,925
Accrued price protection liability	6,395	(4,850)
Other long-term liabilities	(5,103)	(164)
Net cash provided by operating activities	75,064	117,317
Investing Activities
Purchases of property and equipment	(7,468)	(8,512)
Proceeds from sale of property and equipment	30	—
Purchases of intangible assets	(5,378)	(390)
Cash used in acquisition, net of cash acquired	(473,304)	(101,000)
Purchases of available-for-sale securities	(30,577)	(90,307)
Maturities of available-for-sale securities	84,546	98,896
Net cash used in investing activities	(432,151)	(101,313)
Financing Activities
Repurchases of common stock	(334)	(3)
Net proceeds from issuance of common stock	12,052	6,649
Minimum tax withholding paid on behalf of employees for restricted stock units	(11,543)	(7,316)
Proceeds from issuance of debt	416,846	—
Repayment of debt	(70,000)	—
Net cash provided by (used in) financing activities	347,021	(670)
Effect of exchange rate changes on cash and cash equivalents	1,582	(394)
Increase (decrease) in cash, cash equivalents and restricted cash	(8,484)	14,940
Cash, cash equivalents and restricted cash at beginning of period	82,896	67,956
Cash, cash equivalents and restricted cash at end of period	$74,412	$82,896

MAXLINEAR, INC.
UNAUDITED GAAP CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	December 31, 2017	September 30, 2017	December 31, 2016
Assets
Current assets:
Cash and cash equivalents	$71,872	$71,576	$81,086
Short-term restricted cash	1,476	615	614
Short-term investments, available-for-sale	—	—	47,918
Accounts receivable, net	66,099	75,618	50,487
Inventory	53,434	63,692	26,583
Prepaid expenses and other current assets	8,423	7,917	6,159
Total current assets	201,304	219,418	212,847
Long-term restricted cash	1,064	1,905	1,196
Property and equipment, net	22,658	23,336	20,549
Long-term investments, available-for-sale	—	—	5,991
Intangible assets, net	315,045	332,409	104,261
Goodwill	237,992	239,673	76,015
Deferred tax assets	39,878	53,985	116
Other long-term assets	6,921	6,288	1,677
Total assets	$824,862	$877,014	$422,652

Liabilities and stockholders’ equity
Current liabilities	$76,386	$98,381	$54,543
Long-term debt	347,609	367,322	—
Other long-term liabilities	13,443	14,663	15,685
Total stockholders’ equity	387,424	396,648	352,424
Total liabilities and stockholders’ equity	$824,862	$877,014	$422,652

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF NON-GAAP ADJUSTMENTS
(in thousands, except per share data)

	Three Months Ended
	December 31, 2017	September 30, 2017	December 31, 2016
GAAP gross profit	$52,093	$51,842	$50,403
Stock-based compensation	101	93	59
Performance based equity	35	34	31
Amortization of inventory step-up	9,715	10,207	2,652
Amortization of purchased intangible assets	8,465	7,907	2,572
Depreciation of fixed asset step-up	112	113	—
Deferred profit eliminated in purchase price accounting	—	810	—
Non-GAAP gross profit	70,521	71,006	55,717

GAAP R&D expenses	30,116	29,270	24,035
Stock-based compensation	(4,349)	(4,337)	(3,319)
Incentive award compensation	—	—	(169)
Performance based equity	(1,031)	(961)	(1,133)
Amortization of purchased intangible assets	(97)	(96)	(97)
Depreciation of fixed asset step-up	(297)	(561)	—
Restricted merger proceeds and contingent consideration	—	—	(35)
Non-GAAP R&D expenses	24,342	23,315	19,282

GAAP SG&A expenses	26,843	29,037	16,720
Stock-based compensation	(3,105)	(2,965)	(1,724)
Incentive award compensation	—	—	(18)
Performance based equity	(937)	(517)	(673)
Amortization of purchased intangible assets	(8,760)	(9,924)	(2,914)
Depreciation of fixed asset step-up	(20)	(30)	—
Acquisition and integration costs	(54)	(1,005)	(572)
Restricted merger proceeds and contingent consideration	—	—	(11)
IP litigation costs, net	(38)	(4)	(28)
Non-GAAP SG&A expenses	13,929	14,592	10,780

GAAP IPR&D impairment losses	—	2,000	—
IPR&D impairment losses	—	(2,000)	—
Non-GAAP IPR&D impairment losses	—	—	—

GAAP restructuring expenses	800	2,178	1,326
Restructuring charges	(800)	(2,178)	(1,326)
Non-GAAP restructuring expenses	—	—	—

GAAP income (loss) from operations	(5,666)	(10,643)	8,322
Total non-GAAP adjustments	37,916	43,742	17,333
Non-GAAP income from operations	32,250	33,099	25,655

GAAP and non-GAAP interest and other income (expense), net	(4,823)	(4,800)	269

GAAP income (loss) before income taxes	(10,489)	(15,443)	8,591
Total non-GAAP adjustments	37,916	43,742	17,333
Non-GAAP income before income taxes	27,427	28,299	25,924

GAAP income tax provision (benefit)	8,959	(6,276)	243
Adjustment for non-cash tax benefits/expenses and effects of the Tax Act	(7,853)	7,476	(13)
Non-GAAP income tax provision	1,106	1,200	230

GAAP net income (loss)	(19,448)	(9,167)	8,348
Total non-GAAP adjustments before income taxes	37,916	43,742	17,333
Less: total tax adjustments	(7,853)	7,476	(13)
Non-GAAP net income	$26,321	$27,099	$25,694

Shares used in computing non-GAAP basic net income per share	67,147	66,712	64,752
Shares used in computing non-GAAP diluted net income per share	70,175	69,668	68,421
Non-GAAP basic net income per share	$0.39	$0.41	$0.40
Non-GAAP diluted net income per share	$0.38	$0.39	$0.38

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF NON-GAAP ADJUSTMENTS
(in thousands, except per share data)

	Years Ended
	December 31, 2017	December 31, 2016
GAAP gross profit	$207,963	$229,990
Stock-based compensation	332	210
Performance based equity	139	(10)
Amortization of inventory step-up	25,557	5,641
Amortization of purchased intangible assets	25,316	8,512
Depreciation of fixed asset step-up	337	—
Deferred profit eliminated in purchase price accounting	4,682	—
Non-GAAP gross profit	264,326	244,343

GAAP R&D expenses	112,279	97,745
Stock-based compensation	(16,190)	(13,681)
Incentive award compensation	—	(722)
Performance based equity	(4,001)	(4,707)
Amortization of purchased intangible assets	(386)	(386)
Depreciation of fixed asset step-up	(1,618)	—
Restricted merger proceeds and contingent consideration	—	(694)
Non-GAAP R&D expenses	90,084	77,555

GAAP SG&A expenses	105,831	64,454
Stock-based compensation	(11,016)	(7,014)
Incentive award compensation	—	(137)
Performance based equity	(2,514)	(2,951)
Amortization of purchased intangible assets	(28,827)	(6,952)
Depreciation of fixed asset step-up	(106)	—
Acquisition and integration costs	(10,062)	(2,424)
Restricted merger proceeds and contingent consideration	—	(220)
IP litigation costs, net	(272)	(699)
Non-GAAP SG&A expenses	53,034	44,057

GAAP IPR&D impairment losses	2,000	1,300
IPR&D impairment losses	(2,000)	(1,300)
Non-GAAP IPR&D impairment losses	—	—

GAAP restructuring expenses	9,524	3,432
Restructuring charges	(9,524)	(3,432)
Non-GAAP restructuring expenses	—	—

GAAP income (loss) from operations	(21,671)	63,059
Total non-GAAP adjustments	142,879	59,672
Non-GAAP income from operations	121,208	122,731

GAAP and non-GAAP interest and other income (expense), net	(12,327)	631

GAAP income (loss) before income taxes	(33,998)	63,690
Total non-GAAP adjustments	142,879	59,672
Non-GAAP income before income taxes	108,881	123,362

GAAP income tax provision (benefit)	(24,811)	2,398
Adjustment for non-cash tax benefits/expenses and effects of the Tax Act	32,433	(151)
Non-GAAP income tax provision	7,622	2,247

GAAP net income (loss)	(9,187)	61,292
Total non-GAAP adjustments before income taxes	142,879	59,672
Less: total tax adjustments	32,433	(151)
Non-GAAP net income	$101,259	$121,115

Shares used in computing non-GAAP basic net income per share	66,252	63,781
Shares used in computing non-GAAP diluted net income per share	69,665	67,653
Non-GAAP basic net income per share	$1.53	$1.90
Non-GAAP diluted net income per share	$1.45	$1.79

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

	Three Months Ended
	December 31, 2017	September 30, 2017	December 31, 2016
GAAP gross profit	45.8%	45.6%	57.8%
Stock-based compensation	0.1%	0.1%	0.1%
Performance based equity	—%	—%	—%
Amortization of inventory step-up	8.5%	9.0%	3.0%
Amortization of purchased intangible assets	7.4%	7.0%	3.0%
Depreciation of fixed asset step-up	0.2%	0.1%	—%
Deferred profit eliminated in purchase price accounting	—%	0.7%	—%
Non-GAAP gross profit	62.0%	62.5%	63.9%

GAAP R&D expenses	26.5%	25.8%	27.6%
Stock-based compensation	(3.8)%	(3.8)%	(3.9)%
Incentive award compensation	—%	—%	(0.2)%
Performance based equity	(1.0)%	(0.9)%	(1.3)%
Amortization of purchased intangible assets	(0.1)%	(0.1)%	(0.1)%
Depreciation of fixed asset step-up	(0.2)%	(0.5)%	—%
Restricted merger proceeds and contingent consideration	—%	—%	—%
Non-GAAP R&D expenses	21.4%	20.5%	22.1%

GAAP SG&A expenses	23.6%	25.6%	19.2%
Stock-based compensation	(2.7)%	(2.6)%	(2.0)%
Incentive award compensation	—%	—%	—%
Performance based equity	(1.0)%	(0.5)%	(0.8)%
Amortization of purchased intangible assets	(7.7)%	(8.7)%	(3.3)%
Depreciation of fixed asset step-up	—%	(0.1)%	—%
Acquisition and integration costs	—%	(0.9)%	(0.7)%
Restricted merger proceeds and contingent consideration	—%	—%	—%
IP litigation costs, net	—%	—%	—%
Non-GAAP SG&A expenses	12.2%	12.8%	12.4%

GAAP IPR&D impairment losses	—%	1.8%	—%
IPR&D impairment losses	—%	(1.8)%	—%
Non-GAAP IPR&D impairment losses	—%	—%	—%

GAAP restructuring expenses	0.7%	1.9%	1.5%
Restructuring charges	(0.7)%	(1.9)%	(1.5)%
Non-GAAP restructuring expenses	—%	—%	—%

GAAP income (loss) from operations	(5.0)%	(9.4)%	9.7%
Total non-GAAP adjustments	33.3%	38.5%	19.8%
Non-GAAP income from operations	28.3%	29.1%	29.5%

GAAP and non-GAAP interest and other income (expense), net	(4.2)%	(4.2)%	0.3%

GAAP income (loss) before income taxes	(9.2)%	(13.6)%	9.9%
Total non-GAAP adjustments before income taxes	33.3%	38.5%	19.8%
Non-GAAP income before income taxes	24.1%	24.9%	29.7%

GAAP income tax provision (benefit)	7.9%	(5.5)%	0.3%
Adjustment for non-cash tax benefits/expenses and the effects of the Tax Act	(7.0)%	6.5%	—%
Non-GAAP income tax provision	0.9%	1.1%	0.3%

GAAP net income (loss)	(17.1)%	(8.1)%	9.6%
Total non-GAAP adjustments before income taxes	33.3%	38.5%	19.8%
Less: total tax adjustments	(7.0)%	6.5%	—%
Non-GAAP net income	23.1%	23.9%	29.5%

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

	Years Ended
	December 31, 2017	December 31, 2016
GAAP gross profit	49.5%	59.3%
Stock-based compensation	0.1%	0.1%
Performance based equity	—%	—%
Amortization of inventory step-up	6.0%	1.5%
Amortization of purchased intangible assets	6.0%	2.1%
Depreciation of fixed asset step-up	0.2%	—%
Deferred profit eliminated in purchase price accounting	1.1%	—%
Non-GAAP gross profit	62.9%	63.0%

GAAP R&D expenses	26.7%	25.2%
Stock-based compensation	(3.9)%	(3.5)%
Incentive award compensation	—%	(0.2)%
Performance based equity	(1.0)%	(1.2)%
Amortization of purchased intangible assets	(0.1)%	(0.1)%
Depreciation of fixed asset step-up	(0.3)%	—%
Restricted merger proceeds and contingent consideration	—%	(0.2)%
Non-GAAP R&D expenses	21.4%	20.0%

GAAP SG&A expenses	25.2%	16.6%
Stock-based compensation	(2.6)%	(1.8)%
Incentive award compensation	—%	—%
Performance based equity	(0.6)%	(0.7)%
Amortization of purchased intangible assets	(6.9)%	(1.8)%
Depreciation of fixed asset step-up	—%	—%
Acquisition and integration costs	(2.4)%	(0.6)%
Restricted merger proceeds and contingent consideration	—%	(0.1)%
IP litigation costs, net	(0.1)%	(0.2)%
Non-GAAP SG&A expenses	12.6%	11.4%

GAAP IPR&D impairment losses	0.5%	0.3%
IPR&D impairment losses	(0.5)%	(0.3)%
Non-GAAP IPR&D impairment losses	—%	—%

GAAP restructuring expenses	2.3%	0.9%
Restructuring charges	(2.3)%	(0.9)%
Non-GAAP restructuring expenses	—%	—%

GAAP income (loss) from operations	(5.2)%	16.2%
Total non-GAAP adjustments	34.0%	15.4%
Non-GAAP income from operations	28.8%	31.6%

GAAP and non-GAAP interest and other income (expense), net	(2.9)%	0.2%

GAAP income (loss) before income taxes	(8.1)%	16.4%
Total non-GAAP adjustments before income taxes	34.0%	15.4%
Non-GAAP income before income taxes	25.9%	31.8%

GAAP income tax provision (benefit)	(5.9)%	0.6%
Adjustment for non-cash tax benefits/expenses and the effects of the Tax Act	7.7%	—%
Non-GAAP income tax provision	1.8%	0.6%

GAAP net income (loss)	(2.2)%	15.8%
Total non-GAAP adjustments before income taxes	34.0%	15.4%
Less: total tax adjustments	7.7%	—%
Non-GAAP net income	24.1%	31.2%